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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     We hereby consent to the incorporation in this Amendment No. 1 to Registration Statement on Form S-1 of our report dated March 14, 2005 related to the 2003 and 2004 consolidated financial statements of CanArgo Energy Corporation, which appears on page F-3 and to the reference to our Firm under the caption "Experts" in such Registration Statement.


                                        /s/ L J SOLDINGER ASSOCIATES LLC


Deer Park, Illinois, USA
January 25, 2006